Employee benefit	12 Months Ended
Dec. 31, 2019
Employee benefit
Employee benefit
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. Employee benefit
Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries and consolidated VIEs of the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefit expenses, which were expensed as incurred, were approximately RMB3,546,241, RMB5,290,925 and RMB5,694,240 for the years ended December 31, 2017, 2018 and 2019, respectively.